As filed with the Securities and Exchange Commission on March 13, 2008

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):    March 7, 2008


                            W. R. BERKLEY CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                             1-15202                22-1867895
--------------                       --------------           ----------------
(State or other jurisdiction         (Commission File        (IRS Employer
of incorporation)                       Number)              Identification No.)


             475 Steamboat Road, Greenwich, CT                   06830
          --------------------------------------                 -----
          (Address of principal executive offices)             (Zip Code)


      Registrant's telephone number, including area code:    (203) 629-3000
                                                             --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     In 2004, W. R. Berkley Corporation (the "Company") adopted and its stockholders approved the W. R. Berkley Corporation 2004 Long-Term Incentive Plan (the "LTIP"). The LTIP is a cash-based plan that does not provide for the payment of any equity compensation. It is designed to encourage teamwork among certain key employees of the Company and its subsidiaries and affiliates to foster the achievement of the Company's long-term goals, to reward these employees with pay that relates to the Company's performance and to provide a means through which the Company may attract, motivate and retain talented individuals who can assist the Company in achieving its long-term goals. Compensation payable under the LTIP is based on long-term corporate performance and is tied to an increase in stockholder value, as described in note 1 to the table below. On March 7, 2008, the Company's Compensation Committee granted new awards under the LTIP to certain key employees. The following table shows the number of LTIP units ("Units") awarded to each of the Company's named executive officers and the material terms of such awards:

                            LONG-TERM INCENTIVE PLAN
                          AWARDS GRANTED MARCH 7, 2008

           Estimated Future Payouts Under Long-Term Incentive Plan (1)
           -----------------------------------------------------------

------------------------ ----------------- --------------- ---------------------
                                             Applicable
                             Number of       Performance     Maximum Aggregate
Name                       Units Awarded       Period        Value of Award
------------------------ ----------------- --------------- ---------------------
William R. Berkley            40,000           5 years         $10,000,000
------------------------ ----------------- --------------- ---------------------
W. Robert Berkley, Jr.        15,000           5 years         $ 3,750,000
------------------------ ----------------- --------------- ---------------------
Ira S. Lederman                5,000           5 years         $ 1,250,000
------------------------ ----------------- --------------- ---------------------
Eugene G. Ballard              5,000           5 years         $ 1,250,000
------------------------ ----------------- --------------- ---------------------
James G. Shiel                 5,000           5 years         $ 1,250,000
------------------------ ----------------- --------------- ---------------------

(1) Each of these Units had a $-0- value at the time of grant. The future payout value for each Unit is determined by multiplying the aggregate year-to-year increase in the per-share book value of the Company's common stock over the five-year performance period by a factor of 12.5, subject to a maximum per-Unit value of $250.00. The aggregate dollar value of the award to each named executive officer will be the product of that per-Unit value and the number of Units awarded to each such executive. The dollar value of the awards will be paid to the executives at the end of the five-year performance period, subject to earlier payout of the earned value upon death or a termination of employment on account of disability or eligible retirement or by the Company without "cause", where such earned value will be based on the per-Unit value as of the end of the fiscal year immediately preceding the year in which such death or termination occurs. Upon a change in control of the Company, the value of the Units will be fixed as of the end of the fiscal year immediately preceding the year in which such change in control occurs and will be paid to each named executive officer upon the earliest to occur of (a) the end of the five-year performance period, (b) such executive's death, and (c) such executive's termination of employment due to disability or retirement or by the Company without "cause". An executive's Units will be forfeited if certain continued employment conditions are not satisfied through the end of the performance period. An executive's Units may also be forfeited or subject to recapture if such executive violates certain non-competition provisions of the award during the performance period and for two years following the end of the performance period.


                                     - 2 -


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     A copy of the form of 2008 Performance Unit Award Agreement under the LTIP to be entered into by each of the Company's named executive officers in connection with the foregoing awards of Units is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number      Description of Exhibit
--------------      ---------------------------
10.1                Form of 2008 Performance Unit Award Agreement under the
                    W. R. Berkley Corporation 2004 Long-Term Incentive Plan.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        W. R. BERKLEY CORPORATION


                                        By:  /s/ Eugene G. Ballard
                                             ------------------------------
                                             Name:   Eugene G. Ballard
                                             Title:  Senior Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer


Date:  March 13, 2008

                                  Exhibit Index
                                  -------------


Exhibit Number      Description of Exhibit
--------------      ---------------------------
10.1                Form of 2008 Performance Unit Award Agreement under the
                    W. R. Berkley Corporation 2004 Long-Term Incentive Plan.